                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                                 July 24, 1998


                           Software AG Systems, Inc.
--------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its Charter)

        Delaware                      001-13609               54-1167173
----------------------------        --------------        ----------------------
(State or other Jurisdiction        (SEC File No.)           (IRS Employer
    of incorporation)                                     Identification Number)

11190 Sunrise Valley Drive, Reston, Virginia                    20190
--------------------------------------------                  ----------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:    (703) 391-6757
                                                       --------------


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last Report)

                           Software AG Systems, Inc.

                     INFORMATION TO BE INCLUDED IN REPORT
                     ------------------------------------



ITEM 5.  OTHER EVENTS
---------------------

     Alan M. Teicher,Vice President Sales, of Software AG Systems, Inc. ("SAGS") and Software AG Americas, Inc., a wholly owned subsidiary of SAGS ("SAGA"), resigned from SAGS and SAGA effective July 31, 1998.

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                SOFTWARE AG SYSTEMS, INC.



Date: July 24, 1998             By: /s/ Katherine E. Butler
                                   ------------------------------------
                                    Katherine E. Butler
                                    Vice President, General Counsel and
                                       Secretary